Supplement dated February 3, 2017
to the Statement of Additional Information (the SAI), as supplemented, dated March 1, 2016, for the following fund (the Fund):
Fund
Columbia ETF Trust
Columbia Core Bond ETF
The information under the subsection "The Investment Manager and Subadvisers — Portfolio Managers" in the "Investment Management and Other Services" section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets (excluding the Fund)	Performance Based Accounts**	Ownership of Fund shares
For Funds with fiscal year ending October 31 – Information is as of October 31, 2015, unless otherwise noted
Core Bond ETF	Carl Pappo(a)	6 RICs 1 PIV 23 other accounts	$11.66 billion $57.30 million $2.29 billion	None	None
	Jason Callan(a)	9 RICs 7 PIVs 4 other accounts	$15.36 billion $15.45 billion $0.42 million	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of December 31, 2016.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP930_10_006_(01/17)